Exhibit 10.49
SECOND AMENDMENT TO GUARANTY
THIS SECOND AMENDMENT TO GUARANTY (this “Amendment”), effective as of October 24, 2023 (the “Amendment Effective Date”), is entered into by and among Avangrid, Inc., a New York Corporation (the “Guarantor”) and U.S. Bank Trust Company, N.A., in its capacity as Collateral Agent (the “Guaranteed Party”).
W I T N E S S E T H
WHEREAS, reference is made herein to that certain Equity Contribution Agreement, dated as of September 15, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Equity Contribution Agreement”), among VINEYARD WIND 1 LLC, a Delaware limited liability company (the “Borrower”), BANCO SANTANDER, S.A., NEW YORK BRANCH, as Administrative Agent (the “Administrative Agent”), AVANGRID VINEYARD WIND, LLC (“Avangrid Member”), CI-II ALICE HOLDING LLC (“CI II Member”), CI III ALICE HOLDING LLC (“CI III Member” and together with Avangrid Member and CI II Member, the “Members”), VINEYARD WIND CI PARTNERS 1 LLC (“CIP Partner”), VINEYARD WIND SPONSOR PARTNERS 1 LLC (“Sponsor Partner”), VINEYARD WIND TE PARTNERS 1 LLC (“TE Partners”), VINEYARD WIND 1 PLEDGOR LLC (“Construction Pledgor”), and the Guaranteed Party (together with the Borrower, the Administrative Agent, the Members, the CIP Partner, the Sponsor Partner, TE Partners, the Construction Pledgor and the Collateral Agent, the “ECA Parties” and each, an “ECA Party”)
WHEREAS, reference is made to that certain Guaranty, dated as of September 15, 2021 (as amended by that certain First Amendment to Guaranty, dated as of February 24, 2023, the “Guaranty”), made by the Guarantor in favor of the Guaranteed Party;
WHEREAS, concurrently with the execution herewith, the ECA Parties will enter into and execute that certain Second Amendment to Equity Contribution Agreement (the “ECA Amendment”), pursuant to which the Equity Contribution Amount (as defined therein) shall be increased; and
WHEREAS, in connection with the proposed amendments to the ECA Amendment, the Guarantor and the Guaranteed Party signatory hereto have agreed to make certain amendments to the Guaranty pursuant to and in accordance with Section 8 of the Guaranty.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
a.Definitions.
Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Guaranty or the Equity Contribution Agreement, as applicable.
a.Amendments to the Guaranty. Effective as of the Amendment Effective Date, each of the Guarantor and the Guaranteed Party hereby agree to amend the Guaranty as follows:
i.Section 1(B) of the Guaranty is hereby amended by replacing “eight hundred fifty five million twenty eight thousand four hundred twenty and 49/100 U.S. Dollars ($855,028,420.49) (the “Maximum Guaranteed Amount”)” with “Eight Hundred Eighty Six Million Five Hundred Fifty Five Thousand Nine Hundred Eleven and 74/100 United States Dollars ($886,555,911.74) (the “Maximum Guaranteed Amount”)”.
b.Effectiveness of Amendment. This Amendment shall become effective on the Amendment Effective Date, which shall be the date on which the Guaranteed Party receives an executed counterparty of this Amendment executed by the Guarantor and the Guaranteed Party.
c.Governing Law; Submission to Jurisdiction; Waiver of Right to Trial by Jury. This Amendment shall be governed by and construed in accordance with the law of the State of New York without giving effect to principles of conflicts of laws. The other provisions of Sections 12 and 16 of the Guaranty are hereby incorporated by reference in this Amendment as if fully set forth in this Amendment mutatis mutandis.
d.Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Guaranty.

e.Counterparts. This Amendment may be executed in one or more counterparts, each of which when executed shall constitute one and the same instrument. Delivery of a signed signature page to this Amendment by facsimile transmission or in portable document format (.pdf) shall be effective as, and shall constitute physical delivery of, a signed original counterpart of this Amendment.
f.Severability. If one or more provisions of this Amendment shall for any reason or to any extent be determined invalid or unenforceable, all other provisions shall nevertheless remain in full force and effect.
(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
AVANGRID, INC., a New York corporation
By: /s/ Justin Lagasse Name: Justin Lagasse Title: Authorized Representative
By: /s/ Alvaro Ortega Name: Alvaro Ortega Title: Authorized Representative

U.S. Bank Trust Company, N.A., as Collateral Agent By: /s/ Anjum Sarwar
Name: Anjum Sarwar Title: Authorized Signer